The JPM Pierpont Funds
Supplement dated December 22, 1997, as applicable to the following Prospectuses:

The JPM Pierpont Prime Money Market Fund dated 2/28/97
The JPM Pierpont Federal Money Market Fund dated 2/28/97

Cut-Off Times for Purchases and Redemptions:

The Prime Money Market and Federal Money Market Funds have extended their cut-off times for receiving purchase and redemption orders for Fund shares. These new times supersede any references to cut-off times in the prospectus and any prospectus supplements. The new cut-off times for purchase and redemption orders and for receipt of immediately available funds are as follows:

                                               Deadline for Receipt of
                      Deadline for Purchase    Immediately Available Funds
                      and Redemption Orders    by the Fund

Prime Money Market    5:00 pm                  5:00 pm
Federal Money Market  2:00 pm                  4:00 pm

Purchase orders and immediately available funds must be received by the above times on a Fund business day for the purchase to be effective and dividends to be earned on the same day. The net asset value for the Prime Money Market Fund will now be calculated at 5:00 pm.